UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): December 17, 2015 (October 1, 2015)

HealthSouth Corporation
(Exact name of Registrant as specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(IRS Employer Identification No.)

3660 Grandview Parkway, Suite 200, Birmingham, Alabama 35243
(Address of Principal Executive Offices, Including Zip Code)
(205) 967-7116
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On October 1, 2015, HealthSouth Corporation (the “Company” or “HealthSouth”) filed a Current Report on Form 8-K (the “Initial Filing”) with the United States Securities and Exchange Commission to report the consummation of its acquisition of the operations of Reliant Hospital Partners, LLC and affiliated entities (“Reliant”). This Current Report on Form 8-K/A amends and supplements Item 9.01 of the Initial Filing to present certain financial statements of Reliant and to present certain unaudited pro forma condensed combined financial statements of the Company in connection with the acquisition of Reliant.
Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired
The audited consolidated balance sheet of Reliant as of December 31, 2014 and the related audited consolidated statements of operations, members' deficit, and cash flows for the year ended December 31, 2014, together with the notes thereto and the auditor’s report thereon, are filed as Exhibit 99.1 hereto and are incorporated herein by reference.
The unaudited interim condensed consolidated balance sheet of Reliant as of September 30, 2015 and the related unaudited interim condensed consolidated statements of operations, members' (deficit) equity, and cash flows for the nine months ended September 30, 2015 and 2014, together with the notes thereto, are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(b)	Pro Forma Financial Information
The unaudited pro forma condensed combined balance sheet of HealthSouth as of September 30, 2015 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2014 and the nine months ended September 30, 2015 are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(d)	Exhibits
See Exhibit Index.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
HEALTHSOUTH CORPORATION

By:	/S/ JOHN P. WHITTINGTON
	Name:	John P. Whittington
	Title:	Executive Vice President, General Counsel and Corporate Secretary
Dated: December 17, 2015

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
23.1	Consent of BKD, LLP.
99.1
Audited consolidated balance sheet of Reliant as of December 31, 2014 and the related audited consolidated statements of operations, members' deficit, and cash flows for the year ended December 31, 2014, together with the notes thereto and the auditor’s report thereon.

99.2
Unaudited consolidated balance sheet of Reliant as of September 30, 2015 and the related unaudited interim condensed consolidated statements of operations, members' (deficit) equity, and cash flows for the nine months ended September 30, 2015 and 2014.

99.3
Unaudited pro forma condensed combined balance sheet of HealthSouth as of September 30, 2015 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2014 and the nine months ended September 30, 2015.